UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2024

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.01 par value	BLK	New York Stock Exchange
1.250% Notes due 2025	BLK25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 13, 2024, BlackRock, Inc. (the “Company”) issued a press release announcing that it expects to close its previously announced acquisition of Global Infrastructure Partners (“GIP”) on October 1, 2024, subject to customary closing conditions, including the receipt of specified regulatory approvals and clearances (the “GIP Transaction”).

The Company also announced in such press release that it has notified the New York Stock Exchange (the “NYSE”) of its intention to voluntarily delist from the NYSE and deregister its Euro-denominated 1.250% Notes due 2025 (the “2025 Notes”) in connection with the closing of the GIP Transaction. The 2025 Notes will remain outstanding and BlackRock has applied for admission of the 2025 Notes to the Official List of The International Stock Exchange (TISE) to be effective following the closing of the GIP Transaction.

To delist the 2025 Notes from the NYSE, the Company will file a Notification of Removal from Listing on Form 25 relating to the delisting on or about September 23, 2024 (the “Form 25”) with the Securities and Exchange Commission. The delisting will be effective on the 10th day following filing of the Form 25, and the 2025 Notes will no longer trade on the NYSE effective on such date. BlackRock reserves the right to delay the filing of the Form 25 for any reason, including, without limitation, in the event that the GIP Transaction is delayed or is not completed for any reason.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated September 13, 2024.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

Date: September 13, 2024

	By:	/s/ R. Andrew Dickson III
R. Andrew Dickson III
Managing Director and Corporate Secretary

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